SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                        the Securities Exchange Act 1934

       Date of Report (Date of earliest event reported): February 21, 2006


                                    AVP, Inc.
                                    ---------
               (Exact name of registrant as specified in charter)


                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)


             005-79737                              98-0142664
             ---------                              ----------
      (Commission File Number)           (IRS Employer Identification No.)


      6100 Center Drive, Suite 900, Los Angeles, CA               90045
      ---------------------------------------------               -----
        (Address of principal executive offices)               (Zip Code)


       Registrant's telephone number, including area code: (310) 426-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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

Item 1.01 - Entry into a Material Definitive Agreement.

      On February 21, 2006, the registrant, AVP, Inc. (the "Company"), entered into a binding term sheet with National Sports Programming ("Fox"), a beneficial owner of more than 5% of the common stock of the Company, pursuant to which Fox will produce and distribute one AVP tournament final on May 20, 2006 and one AVP tournament final on June 17, 2006. As consideration for Fox's production and distribution services, the Company will issue to Fox 666,667 shares of the Company's common stock, par value $0.001 per share.

Item 3.02 - Unregistered Sales of Equity Securities.

      See Item 1.01.

Item 9.01 - Financial Statements and Exhibits.

      Exhibit No.    Description
      -----------    -----------

      99.1           Fox Term Sheet

      99.2           Press Release


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                AVP, INC.


                                By: /s/ Andrew Reif
                                    --------------------------------
                                Name:  Andrew Reif
                                Title: Chief Operating Officer

Dated: February 24, 2006


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                                  EXHIBIT INDEX

Exhibit No.    Description
-----------    -----------

99.1           Fox Term Sheet

99.2           Press Release


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